UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF  1934

Date of Report (Date of earliest event reported): November 4, 2010

PATAPSCO BANCORP, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	0-28032	52-1951797
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

1301 Merritt Boulevard, Dundalk, Maryland 21222
(Address Of Principal Executive Offices)(Zip Code)

(410) 285-1010
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)The annual meeting of stockholders of Patapsco Bancorp, Inc. (the “Company”) was held on November 4, 2010.

(b)The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders were as follows:

1.The following individuals were elected as directors, for the term reflected below, by the following vote:

Name	Shares Voted For	Votes Withheld	Broker Non-Votes

For a three-year term:
Michael J. Dee	809,628	178,497	532,262
Gary R. Bozel	811,466	176,659	532,262

2.The stockholders voted to approve the non-binding proposal on the compensation of the Company’s named executive officers by the following vote:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
724,437	196,478	67,210	532,262

3.The appointment of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending June 30, 2011 was ratified by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
1,411,105	67,700	41,582

                         There were no broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATAPSCO BANCORP, INC.

Date: November 5, 2010	By:	/s/ Michael J. Dee
Michael J. Dee
President and Chief Executive Officer